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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - April 17, 2001


                                _______________


                             TRIAD HOSPITALS, INC.
                         TRIAD HOSPITALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                          000-29816                 75-2816101
(State or other jurisdiction of              333-84743                 51-0389776
         Incorporation)               (Commission File Number)       (IRS Employer
                                                                    Identification No.)

                 13455 Noel Road, Suite 2000                              75240
                        Dallas, Texas                                   (Zip Code)
              (Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


                                _______________

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Item 5.  Other Events.

     On April 17, 2001, Triad Hospitals, Inc. ("Triad") issued a press release which is attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibit.

     99.1  Press Release issued by Triad Hospitals, Inc. on April 17, 2001.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. and Triad Hospitals Holdings, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.



                              By:  /s/ Donald P. Fay
                                 -------------------
                                  Donald P. Fay
                                  Executive Vice President,
                                    Secretary and General Counsel



Date: April 17, 2001

                              TRIAD HOSPITALS HOLDINGS, INC.



                              By:  /s/ Donald P. Fay
                                 -------------------
                                  Donald P. Fay
                                  Executive Vice President,
                                    Secretary and General Counsel



Date: April 17, 2001

                                       3
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by Triad Hospitals, Inc. on April 17, 2001.

                                       4